Exhibit 10.1

Execution Copy

AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED

CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 15, 2017 (this “Agreement”; capitalized terms used herein without definition having the meanings provided in Article I below), is entered into among MATTEL, INC., a Delaware corporation (the “Company”), each Lender party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

The Company, the Lenders and the Administrative Agent are parties to that certain Seventh Amended and Restated Credit Agreement dated as of June 8, 2015, among the Company, the Lenders party thereto and the Administrative Agent (the “Credit Agreement”).

The Company has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto (the “Consenting Lenders”) are willing to effect such amendments on the terms and conditions contained in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party to this Agreement agrees, as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the Preamble.

“Agreement” is defined in the Preamble.

“Agreement Effective Date” means the date on which the conditions precedent to the effectiveness of this Agreement as specified in Article III herein have been satisfied.

“Company” is defined in the Preamble.

“Credit Agreement” means the Credit Agreement, as amended by this Agreement, as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified.

“Consenting Lenders” is defined in the Preliminary Statements.

“Lender” means each lender from time to time party to the Credit Agreement.

1.02 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

1.03 Other Interpretive Provisions. The rules of construction in Sections 1.03 through 1.07 of the Credit Agreement shall be equally applicable to this Agreement.

ARTICLE II

AMENDMENTS

2.01 Amendments to Credit Agreement. Effective as of the Agreement Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.02 of the Credit Agreement. Section 1.02 of the Credit Agreement is hereby amended by amending the definition of “Defaulting Lender” (1) to delete the “or” at the end of clause (d)(ii) thereof, and (2) to insert the following at the end of clause (d)(iii) thereof:

“, or (iv) become the subject of a Bail-in Action”

(b) Section 1.02 of the Credit Agreement. Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

““Amendment No. 1 Effective Date” means June 15, 2017”

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(c) Article V of the Credit Agreement. Article V of the Credit Agreement is hereby amended by adding the following new Section 5.22 at the end thereof:

“5.22 EEA Financial Institutions. Neither the Company nor any Guarantor is an EEA Financial Institution.”

(d) Section 7.05 of the Credit Agreement. Section 7.05 of the Credit Agreement is hereby amended by deleting Section 7.05 in its entirety and substituting in lieu thereof the following:

“7.05 Leverage Ratio. The Company shall not permit, as of the last day of each fiscal quarter, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the four consecutive fiscal quarters ending on such date, to be greater than the ratio set forth below opposite such period:

Computation Period Ending	Maximum Leverage Ratio
From Amendment No. 1 Effective Date through the first fiscal quarter in 2018:	3.75 to 1.0
For the second fiscal quarter in 2018 and each fiscal quarter thereafter:”	3.50 to 1.0

(e) Article X of the Credit Agreement. Article X of the Credit Agreement is hereby amended by adding the following new Section 10.19 at the end thereof:

“10.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Solely to the extent any Lender that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(f) Other Loan Documents. From and after the Agreement Effective Date, each reference to the Credit Agreement in any Loan Document shall be a reference to the Credit Agreement, as amended by this Agreement, as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified.

ARTICLE III

CONDITIONS PRECEDENT

3.01 Conditions to Effectiveness. This Agreement is subject to the provisions of Section 10.01 of the Credit Agreement, and shall become effective, when, and only when, each of the following conditions shall have been satisfied:

(a) Deliveries. The Administrative Agent shall have received all of the following documents, each such document (unless otherwise specified) dated the Agreement Effective Date and, each in form and substance satisfactory to the Administrative Agent:

(i) Agreement. Counterparts of this Agreement executed by the Company, the Administrative Agent and the Required Lenders; and

(ii) Officer’s Certificate. A certificate executed by a Responsible Officer of the Company, dated as of the Agreement Effective Date, certifying that:

(A) the representations and warranties of the Company contained in Article V (except the representation and warranty contained in Section 5.09) of the Credit Agreement are true, correct and complete in all material respects (except, if such representation or warranty is qualified by materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true, correct and complete in all respects) on and as of such date, as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true, correct and complete in all material respects (except, if such representation or warranty is qualified by materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true, correct and complete in all respects) as of such earlier date; and

(B) no Default or Event of Default exists or would result from the effectiveness of this Agreement.

(b) Consent Fee. The Administrative Agent shall have received, for the ratable account of each Consenting Lender that has executed and delivered a counterpart hereof to the Administrative Agent on or prior to 12:00 p.m. Eastern Time on June 15, 2017 (the “Deadline”), a fee equal to 0.025% of such Lender’s undrawn Commitment and amount of outstanding Loans on the Agreement Effective Date (such fees, the “Consent Fees”). The Consent Fees shall be payable in U.S. dollars in immediately available funds as directed by the Administrative Agent. Once paid, no Consent Fees shall be refundable under any circumstances. For the avoidance of doubt, no Consent Fee shall be payable to any Lender that does not consent to this Agreement prior to the Deadline.

(c) Costs and Expenses. The Administrative Agent shall have received payment for the costs and expenses required to be reimbursed on or before the Agreement Effective Date pursuant to Section 5.04 hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Agreement, the Company hereby represents and warrants to the Administrative Agent and each Lender for itself and each of its Subsidiaries that on and as of the Agreement Effective Date after giving effect to this Agreement:

4.01 Due Authorization; No Conflict. The execution, delivery and performance by the Company of this Agreement and the performance by the Company of this Agreement and the Credit Agreement have been duly authorized by all necessary corporate or other organizational action of the Company, and do not and will not: (a) violate the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, (b) violate any provision of law applicable to the Company, or any material order, judgment or decree of any court or other agency of government binding on the Company, the violation of which would result in a Material Adverse Effect, (c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of the Company, (d) result in or require the creation or imposition of any material lien, security interest, charge or encumbrance of any nature whatsoever upon any of its material properties or assets, or (e) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company.

4.02 Enforceability. Each of this Agreement and the Credit Agreement constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally.

4.03 Credit Agreement Representations. The representations and warranties of the Company contained in Article V (except the representation and warranty contained in Section 5.09) of the Credit Agreement are true and correct in all material respects (except, if such representation or warranty is qualified by materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) on and as of the Agreement Effective Date with the same effect as if made on and as of such Agreement Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (except, if such representation or warranty is qualified by materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) as of such earlier date).

4.04 No Default. No Default or Event of Default has occurred and is continuing or resulted from the consummation of the transactions contemplated by this Agreement.

ARTICLE V

MISCELLANEOUS

5.01 Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

5.02 Lender Consent. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Agreement Effective Date specifying its objection thereto.

5.03 Effect of Agreement. (a) The Credit Agreement, as specifically amended or otherwise modified by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

5.04 Costs and Expenses. The Company agrees to pay the costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with and subject to the terms of Section 10.04 of the Credit Agreement.

5.05 Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

5.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

5.07 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

5.08 Certain Provisions. The provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:	MATTEL, INC.

	By:	/s/ Mandana Sadigh Name: Mandana Sadigh Title: Senior Vice President and Treasurer

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as the Administrative Agent
By	/s/ Erik M. Truette
Name: Erik M. Truette
Title: Vice President
BANK OF AMERICA, N.A., as a Lender
By	/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

CITIBANK, N.A., as a Lender
By	/s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, N. A., as a Lender
By	/s/ Maribelle Villaseñor
Name: Maribelle Villaseñor
Title: Director

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

MIZUHO CORPORATE BANK, LTD., as a Lender

By	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

MUFG UNION BANK, N.A., as a Lender

By	/s/ Lauren Hom
Name: Lauren Hom
Title: Director

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

ROYAL BANK OF CANADA, as a Lender

By	/s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Authorized Signatory

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By	/s/ Eric Seltenrich
Name: Eric Seltenreich
Title: Director

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

MORGAN STANLEY BANK, N.A., as a Lender

By	/s/ Emmanuel Ma
Name: Emmanuel Ma
Title: Executive Director

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

MANUFACTURERS & TRADERS TRUST COMPANY, as a Lender

By	/s/ Lauren J. Schellinger
Name: Lauren J. Schellinger
Title: Vice President

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By	/s/ Michael Grad
Name: Michael Grad
Title: Director

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Glenn Leyrer
Name: Glenn Leyrer
Title: Vice President

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/s/ Sarah Bryson
Name: Sarah Bryson
Title: Senior Vice President

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

DBS BANK LTD., as a Lender

By	/s/ Yeo How Ngee
Name: Yeo How Ngee
Title: Managing Director

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender

By	/s/ Nigel Elvey
Name: Nigel Elvey
Title: Director

Mattel, Inc.

Amendment No. 1 to Seventh Amended and Restated Credit Agreement

Signature Page